Exhibit 10.1
Execution Version
FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 3, 2011, is made by and among QRE OPERATING, LLC, a Delaware limited liability company (“Borrower”); QR ENERGY, LP, a Delaware limited partnership (“QRE MLP”); QRE GP, LLC, a Delaware limited liability company (“General Partner”); WELLS FARGO BANK, NATIONAL ASSOCIATION (in its individual capacity, “Wells Fargo”) as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the financial institutions (collectively the “Lenders”) party to the hereinafter-defined Credit Agreement; and the undersigned Lenders.
W I T N E S S E T H:
     WHEREAS, Borrower, QRE MLP, General Partner, the Administrative Agent and the Lenders entered into a Credit Agreement dated as of December 17, 2010 (the “Credit Agreement”);
     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower, the Administrative Agent and the undersigned Lenders do hereby agree as follows:
     1. Section 1.02 of the Credit Agreement is hereby amended as follows:
     (a) The definition of “Agreement” is amended and restated in its entirety as follows:
“Agreement” means this Credit Agreement, as the same may from time to time be amended, modified, supplemented or restated, including, without limitation, by the First Amendment.
     (b) The definition of “Consolidated Net Income” is amended by adding the following two sentences at the end thereof:
For purposes of calculating Consolidated Net Income for any period prior to the Reference Period ending on the fourth fiscal quarter after the First Amendment Effective Date, such calculation shall be made on a pro forma basis after giving effect to the 2011 Transactions as if the 2011 Transactions had been consummated on the first day of the applicable Reference Period. The one-time exclusion to Consolidated Net Income provided for in the Consent Agreement dated as of August 4, 2011, among the Borrower, the Administrative Agent and the Lenders signatory thereto shall be effective as provided therein.
     (c) The definition of “Debt” is amended by adding a new sentence at the end thereof as follows:

For the avoidance of doubt, Debt for QRE MLP shall not include the Class C Convertible Preferred Units so long as such units do not constitute Disqualified Capital Stock.
     (d) The definition of “EBITDAX” is amended by amending and restating the first sentence thereof as follows:
“EBITDAX” means, for any period, the Consolidated Net Income for such period plus, without duplication, the following charges and expenses, to the extent deducted from Consolidated Net Income for such period, the sum of (a) interest, income taxes, depreciation, depletion, amortization, exploration and abandonment expenses, (b) transaction costs, expenses and charges with respect to the Transactions deducted from Consolidated Net Income pursuant to SFAS 141(R), (c) the Management Incentive Fee and (d) all other noncash charges, and minus, without duplication and to the extent included in Consolidated Net Income for such period, all noncash income, in each case, of QRE MLP and its Consolidated Subsidiaries.
     (e) The definition of “QRE Partnership Agreement” is hereby amended and restated in its entirety as follows:
“QRE Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of QRE MLP, dated as of the Effective Date, as amended by that certain Amendment No. 1 to the First Amended and Restated Agreement of Limited Partnership of QRE MLP, dated as of October 3, 2011, and all side letters and other written agreements entered into by the general partner of QRE MLP, to or with any limited partner of QRE MLP, in each case as the same may from time to time be amended, modified or supplemented.
     (f) The definition of “Restricted Payment” is amended by adding a new sentence at the end thereof as follows:
For the avoidance of doubt, the parties agree that the payment of any Management Incentive Fee constitutes a Restricted Payment.
     (g) The definition of “Total Debt” is amended by adding the phrase “(excluding the undrawn amount of any outstanding Letters of Credit)” after the word “Debt” therein.
     (h) The definition of “Transactions” is amended by adding the phrase “and the consummation of the 2011 Transactions,” to the end of clause (a) thereof.
     (i) The definition of “Transaction Documents” is amended and restated in its entirety as follows:
“Transaction Documents” means (a) the agreements, instruments or certificates described or referred to on Schedule 1.02(B) and all other agreements, instruments or documents entered into on or before the Effective Date in connection with the foregoing and (b) the 2011 Transaction Documents.
     (j) By adding the following defined terms in appropriate alphabetical order:
“2011 Transactions” means the consummation of the asset dropdown from each of Quantum Resources A1, LP, QAB Carried WI, LP, QAC Carried WI, LP, and Black Diamond Resources, LLC to the Borrower and the execution and delivery of the 2011 Transaction Documents, each in form and substance satisfactory to the Arrangers.
“2011 Transaction Documents” means the agreements and instruments described or referred to on Schedule I to the First Amendment and all other agreements, instruments or documents entered into on or before the First Amendment Effective Date in connection with the foregoing.
“2011 Transaction Properties” means all Property proposed to be acquired by QRE MLP, the Borrower or its Subsidiaries on or before the First Amendment Effective Date pursuant to the 2011 Transaction Documents.
“Class C Convertible Preferred Units” has the meaning assigned to such term in the QRE Partnership Agreement.
“First Amendment” means that certain First Amendment to Credit Agreement dated as of October 3, 2011, by and among Borrower, QRE MLP, General Partner, the Administrative Agent and the Lenders.
“First Amendment Effective Date” shall mean the date on which the conditions specified in Section 8 of the First Amendment are satisfied (or waived in accordance with Section 12.02).
“Management Incentive Fee” has the meaning assigned to such term in the QRE Partnership Agreement.
     2. Section 2.07(a) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof as follows:
For the period from and including the First Amendment Effective Date to but excluding the first Redetermination Date to occur after such date, the amount of the Borrowing Base shall be $630,000,000.
     3. Section 7.20 of the Credit Agreement is hereby amended by amending and restating the first sentence thereof as follows:
The proceeds of the Loans and the Letters of Credit shall be used (i) to provide funds for the exploration, development and/or acquisition of oil and gas properties, including, without limitation, the acquisition by the

Obligors of the Assets and the 2011 Transaction Properties acquired pursuant to the Transaction Documents, including the repayment of debt assumed in connection with the acquisition of the Assets and the 2011 Transaction Properties, and (ii) for working capital and other general corporate purposes, including permitted Restricted Payments.
     4. Section 9.02(f) of the Credit Agreement is hereby amended by changing the number therein from “$10,000,000” to “$20,000,000”.
     5. Section 9.02(g) of the Credit Agreement is hereby amended by changing the number therein from “$25,000,000” to “$50,000,000”.
     (a) Section 9.04 of the Credit Agreement is hereby amended by deleting the phrase “and the Borrowing Base Utilization is less than 95% before and after giving effect thereto,” from lines 11 and 12 thereof.
     6. Section 9.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:
Transactions with Affiliates; Management Fees. QRE MLP will not, and will not permit any of its Subsidiaries to, enter into any transaction including, without limitation, any purchase, sale, lease or exchange of Property or the rendering of any service, with any Affiliate (other than the Guarantors and Wholly-Owned Subsidiaries of the Borrower) (excluding agreements in effect on the Effective Date, services agreements, managerial agreements, operating agreements and arrangements with Affiliates relating to future acquisitions) (a) unless such transactions are not otherwise prohibited under this Agreement and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm’s length transaction with a Person not an Affiliate and (b) so long as no Borrowing Base Deficiency or Event of Default has occurred and is continuing or would exist after giving effect thereto, the Borrower may pay management fees, costs and expenses currently permitted as of the Effective Date under organizational documents and management agreements of the Borrower and its Affiliates, as such agreements and documents may be amended, supplemented or replaced in the future, ; provided that any amendment, modification or replacement that results in increasing such management fees, costs and expenses shall require the consent of the Administrative Agent, such consent not to be unreasonably withheld or delayed.
     7. New Lenders and Reallocation of Commitments. The Lenders have agreed among themselves to reallocate the Commitments, Aggregate Maximum Credit Amount and aggregate Revolving Credit Exposures and to, among other things, allow certain financial institutions identified by the Arrangers, in consultation with the Borrower, to become parties to the Credit Agreement as Lenders (each, a “New Lender”) by acquiring an interest in the Commitments, Aggregate Maximum Credit Amount and aggregate Revolving Credit Exposures.

Each of the Administrative Agent and the Borrower hereby consent to (i) the reallocation of the Commitments, Aggregate Maximum Credit Amount and aggregate Revolving Credit Exposures and (ii) each New Lender’s acquisition of an interest in the Commitments, Aggregate Maximum Credit Amount and aggregate Revolving Credit Exposures. The assignments by the existing Lenders necessary to effect the reallocation of the Commitments, Aggregate Maximum Credit Amount and aggregate Revolving Credit Exposures and the assumptions by the New Lenders necessary for such New Lenders to acquire such interests are hereby consummated pursuant to the terms and provisions of this Section 7 and of Section 12.04(b) of the Credit Agreement, and each Lender, including the New Lenders, is deemed to have consummated such assignments and assumptions pursuant to the terms, provisions and representations of the Assignment and Assumption attached as Exhibit G to the Credit Agreement as if each Lender, including the New Lenders, had executed and delivered an Assignment and Assumption (with the Effective Date, as defined therein, being the First Amendment Effective Date); provided that the Administrative Agent hereby waives the $3,500 processing and recordation fee set forth in Section 12.04(b)(ii)(C) of the Credit Agreement with respect to the assignments and assumptions contemplated by this Section 7; provided further that any New Lender that is a Foreign Lender shall have delivered to the Borrower (with a copy to the Administrative Agent) the documentation required pursuant to Section 5.03(e) of the Credit Agreement. On the First Amendment Effective Date and after giving effect to such assignments and assumptions, the Applicable Percentage, the Applicable Percentage of the Borrowing Base and Maximum Credit Amount of each Lender shall be as set forth on Annex I to this Amendment. Each Lender hereby consents and agrees to the Applicable Percentages, Borrowing Base Allocations and Maximum Credit Amounts set forth on Annex I to this Amendment. To the extent requested by any Lender, and in accordance with Section 5.02 of the Credit Agreement, the Borrower shall pay to such Lender, within the time period prescribed by Section 5.02 of the Credit Agreement, any amounts required to be paid by Borrower under Section 5.02 of the Credit Agreement in the event the payment of any principal of any Eurodollar Loan or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto is required in connection with the reallocation contemplated by this Section 7. Notwithstanding any provision in Section 12.04(b) to the contrary, all parties hereto agree that the assignments and assumptions provided for in this Section 7 have been approved and consented to by all such parties and are effective as provided herein and in the event of any conflict between this Section 7 and Section 12.04(b) of the Credit, the terms and provisions of this Section 7 shall control.
     8. Conditions Precedent. This Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
     (a) The Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such party.
     (b) The Administrative Agent, the Arrangers and the Lenders shall have received all commitment and agency fees and all other fees and amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder (including, to the extent invoiced on or prior to the First Amendment Effective Date, the reasonable fees and expenses of Locke Lord LLP, counsel to the Administrative Agent).
     (c) The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary or a Responsible Officer setting forth (i) resolutions of its board of directors or managers or other relevant governing body with respect to the authorization of the Borrower to execute and deliver this Amendment and to enter into the transactions contemplated by this Amendment, (ii) the officers of the General Partner (y) who are authorized to sign this Amendment and (z) specimen signatures of such authorized officers, and (iii) all waivers, amendments, supplements or other modifications to any Organizational Documents of the General Partner and each Obligor, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower to the contrary.
     (d) The Administrative Agent shall have received a compliance certificate which shall be substantially in the form of Exhibit D to the Credit Agreement, duly and properly executed by a Responsible Officer and dated as of the First Amendment Effective Date.
     (e) The Administrative Agent shall have received duly executed Note payable to each Lender increasing its Maximum Credit Amount or which is a new Lender and which requests a Note in a principal amount equal to its Maximum Credit Amount dated as of the date hereof.
     (f) The Administrative Agent shall have received (i) a certificate of a Responsible Officer certifying: (A) that the 2011 Transactions are being concurrently consummated in accordance with applicable law and the terms of the 2011 Transaction Documents (with all of the material conditions precedent thereto having been satisfied by the parties thereto); (B) that no provision of the 2011 Transaction Documents have been waived, amended, supplemented or otherwise modified in any respect materially adverse to the Borrower, QRE MLP or the Lenders; (C) that the Class C Convertible Preferred Units (as defined in the QRE Partnership Agreement) are being concurrently issued by QRE MLP as consideration equaling at least $350 million for the conveyance to the Borrower of the 2011 Transaction Properties; and (D) that no more than $530,000,000 in the aggregate will be outstanding under the Credit Agreement upon the First Amendment Effective Date after giving effect to the consummation of the 2011 Transactions; (ii) a true and complete executed copy of each of the 2011 Transaction Documents (including all amendments thereto); (iii) original counterparts or copies, certified as true and complete, of the assignments, deeds and leases for all of the 2011 Transaction Properties; and (iv) such other related documents and information as the Administrative Agent shall have reasonably requested. The 2011 Transaction Documents shall be in form and substance satisfactory to the Administrative Agent.
     (g) The Administrative Agent shall have received evidence that (i) any reductions to the aggregated “Borrowing Bases” under the Quantum Funds Credit Agreements required pursuant to the terms thereof shall have occurred either before giving effect to, or substantially contemporaneously with, the consummation of the 2011 Transactions (the “2011 QRF BB Reductions”) and (ii) any and all mandatory prepayments of loans outstanding under the Quantum Funds Credit Agreements resulting from the 2011 QRF BB Reductions shall be made on the First Amendment Effective Date substantially contemporaneously with the closing of the 2011 Transactions.
     (h) The Administrative Agent shall have received evidence that all Liens on the 2011 Transaction Properties securing obligations under the Quantum Funds Credit Agreements shall be released upon the 2011 QRF BB Reductions and the making of the mandatory prepayments described in clause (e)(ii) above, and all Lien releases, UCC-3’s, or other documents or instruments necessary or desirable to effect such Lien releases shall have been executed and delivered to the Administrative Agent in form and substance satisfactory to the Arrangers.
     (i) The Administrative Agent shall be reasonably satisfied with the environmental condition of the 2011 Transaction Properties.
     (j) The Administrative Agent shall have received an opinion of (i) Vinson & Elkins L.L.P., special counsel to the Borrower, and (ii) local counsel for each state in which any 2011 Transaction Property is located, in each case in form and substance satisfactory to the Administrative Agent.
     (k) The Administrative Agent shall have received a certificate of a Responsible Officer certifying that the Borrower has received all consents and approvals required by Section 7.03.
     (l) The Administrative Agent shall have received a Reserve Report with respect to the Borrowing Base Properties, including the 2011 Transaction Properties, prepared by Internal Petroleum Engineers accompanied by a certificate signed by a Responsible Officer covering the matters described in Section 8.12(c).
     (m) The Administrative Agent shall have received from each party thereto duly executed counterparts (in such number as may be requested by the Administrative Agent) of the Security Instruments described on Schedule II attached hereto. In connection with the execution and delivery of such Security Instruments, the Administrative Agent shall be reasonably satisfied that the Security Instruments will create upon recording first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d) and (f) of the definition thereof, but subject to the provisos at the end of such definition) on at least 80% of the total value of the proved Oil and Gas Properties evaluated in the reserve report delivered pursuant to clause (h) above.
     (n) The Administrative Agent shall have received projections of QRE MLP and its Subsidiaries, after giving effect to the 2011 Transactions, through the fiscal year ending December 31, 2015, which projections shall be reasonably satisfactory to the Administrative Agent.
     (o) The Administrative Agent shall have received the preliminary unaudited pro forma balance sheet of QRE MLP as of June 30, 2011.
     (p) The Administrative Agent shall have received appropriate Uniform Commercial Code search certificates reflecting no prior Liens encumbering the Properties of the Obligors for each of the following jurisdictions: Delaware and any other jurisdiction requested by the

Administrative Agent; other than those being assigned or released on or prior to the Effective Date or Liens permitted by Section 9.03.
     (q) The hedging arrangements described on Schedule III attached hereto, to the extent related to the hedging arrangements established in connection with the Quantum Funds Credit Agreements, shall, substantially contemporaneously with the closing of the 2011 Transactions, be assumed, novated and replaced by fully effective hedging arrangements between the Borrower and the respective counterparties thereto in form and substance satisfactory to the Arrangers (such hedging arrangements between the Borrower and such counterparties, the “2011 Hedging Arrangements”). The Administrative Agent shall have received satisfactory evidence that such 2011 Hedging Arrangements shall be fully effective on the First Amendment Effective Date.
     (r) The Administrative Agent shall have completed and be satisfied with due diligence (including regarding business, financial, reserve, legal and environmental matters) relative to the 2011 Transactions, the 2011 Transaction Properties, QRE MLP, the Borrower, and the Subsidiaries.
     (s) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
     The Administrative Agent shall notify the Borrower and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.
     9. Representations True; No Default. Borrower represents and warrants that the representations and warranties contained in the Loan Documents are true and correct in all material respects (except that any such representations and warranties that are qualified by materiality shall be true and correct in all respects) on and as of the date hereof as though made on and as of such date, except to the extent any such representation or warranty is expressly limited to an earlier date, in which case, on and as of the date hereof, such representation or warranty shall continue to be true and correct in all material respects as of such specified earlier date. Borrower hereby certifies that no Default or Event of Default has occurred and is continuing.
     10. Ratification. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.
     11. Definitions and References. Any term used in this Amendment that is defined in the Credit Agreement shall have the meaning therein ascribed to it. The terms “Agreement” and “Credit Agreement” as used in the Loan Documents or any other instrument, document or writing furnished to the Administrative Agent or the Lenders by the Borrower and referring to the Credit Agreement shall mean the Credit Agreement as hereby amended.
     12. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of Borrower, the Administrative Agent and the Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement, and (d) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or as an attachment to an email shall be effective as delivery of a manually executed counterpart of this Amendment.
[Signature Pages Follow]

     The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER: QRE OPERATING, LLC
By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

QRE MLP:	QR ENERGY, LP
	By:	QRE GP, LLC its General Partner

By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

GENERAL PARTNER:	QRE GP, LLC
	By:	/s/ Cedric W. Burgher
Cedric W. Burgher,
Chief Financial Officer

Signature Page to First Amendment to Credit Agreement

ADMINISTRATIVE AGENT AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent and a Lender
	By:	/s/ Douglas McDowell
		Name:	Douglas McDowell
		Title:	Director

Signature Page to First Amendment to Credit Agreement

LENDER:	JPMORGAN CHASE BANK, N.A. as a Lender
	By:	/s/ Ryan Fuessel
Ryan Fuessel
Senior Vice President

Signature Page to First Amendment to Credit Agreement

LENDER:	ROYAL BANK OF CANADA
	By:	/s/ Don J. McKinnerney
		Name:	Don J. McKinnerney
		Title:	Authorized Signatory

Signature Page to First Amendment to Credit Agreement

LENDER:	THE ROYAL BANK OF SCOTLAND plc
	By:	/s/ James L. Moyes
		Name:	James L. Moyes
		Title:	Authorised Signatory

Signature Page to First Amendment to Credit Agreement

LENDER:	TORONTO DOMINION (NEW YORK) LLC
	By:	/s/ Debbi L. Brito
		Name:	Debbi L. Brito
		Title:	Authorized Signatory

Signature Page to First Amendment to Credit Agreement

LENDER:	BANK OF AMERICA, N.A.
	By:	/s/ Sandra M. Serie
		Name:	Sandra M. Serie
		Title:	Vice President

Signature Page to First Amendment to Credit Agreement

LENDER:	BANK OF SCOTLAND plc
	By:	/s/ Julia R. Franklin
		Name:	Julia R. Franklin
		Title:	Assistant Vice President

Signature Page to First Amendment to Credit Agreement

LENDER:	BANK OF MONTREAL
	By:	/s/ Kevin Utsey
		Name:	Kevin Utsey
		Title:	Director

Signature Page to First Amendment to Credit Agreement

LENDER:	BNP PARIBAS
	By:	/s/ Greg Smothers
		Name:	Greg Smothers
		Title:	Director

	By:	/s/ Betsy Jocher
		Name:	Betsy Jocher
		Title:	Director

Signature Page to First Amendment to Credit Agreement

LENDER:	CAPITAL ONE, N.A.
	By:	/s/ Matthew L. Molero
		Name:	Matthew L. Molero
		Title:	Vice-President

Signature Page to First Amendment to Credit Agreement

LENDER:	CITIBANK, N.A.
	By:	/s/ Thomas Benavides
		Name:	Thomas Benavides
		Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

LENDER:	COMERICA BANK
	By:	/s/ Justin Crawford
		Name:	Justin Crawford
		Title:	Vice President

Signature Page to First Amendment to Credit Agreement

LENDER:	ING CAPITAL LLC
	By:	/s/ Charles Hall
		Name:	Charles Hall
		Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

LENDER:	UNION BANK, N.A.
	By:	/s/ Scott Gildea
		Name:	Scott Gildea
		Title:	Vice President

Signature Page to First Amendment to Credit Agreement

LENDER:	SCOTIABANC INC.
	By:	/s/ J.F. Todd
		Name:	J.F. Todd
		Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

LENDER:	REGIONS BANK
	By:	/s/ Kelly L. Elmore III
		Name:	Kelly L. Elmore III
		Title:	Senior Vice President

Signature Page to First Amendment to Credit Agreement

LENDER:	COMPASS BANK
	By:	/s/ Ian Payne
		Name:	Ian Payne
		Title:	Vice President

Signature Page to First Amendment to Credit Agreement

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
	By:	/s/ Tom Byargeon
		Name:	Tom Byargeon
		Title:	Managing Director

	By:	/s/ Sharada Manne
		Name:	Sharada Manne
		Title:	Director

Signature Page to First Amendment to Credit Agreement

LENDER:	U.S. BANK NATIONAL ASSOCIATION
	By:	/s/ Justin M. Alexander
		Name:	Justin M. Alexander
		Title:	Vice President

Signature Page to First Amendment to Credit Agreement

SCHEDULE I
2011 TRANSACTION DOCUMENTS
1.	Purchase and Sale Agreement, dated as of September 12, 2011, by and among Quantum Resources A1, LP, QAB Carried WI, LP, QAC Carried WI, LP and Black Diamond, as Sellers, the Borrower, as Purchaser, and QRE MLP;

2.	All exhibits, forms, or other documents attached to any of the foregoing documents; and

3.	All other instruments or documents entered into on or before the First Amendment Effective Date in connection with the foregoing.
Schedule I
to
First Amendment to Credit Agreement

SCHEDULE II
SECURITY INSTRUMENTS

SCHEDULE III
HEDGING ARRANGEMENTS

Oil Hedges
	JPM
	Trade ID Nos.: 42300479,		Wells
	42300509, 42300560,		Trade ID Nos.: N2531565,		BAML
	42300392, 40031822,		N2531566, N2531567,		Trade ID Nos.: 8585550,				Comerica		BNP
	40031826, 40032030,		N2351568, N1233325,		8585720, 8585740,		TD		Trade ID Nos.:		Trade ID Nos.: 2570073, 2570187,
	40032047, 40032058		N1233326, N1233329		8585753, 8585770		Trade ID Nos.: 259350		31954, 31956		3256847, 3256849
	Swap		Swap		Swap		Swap		Swap		Collar
	Volume	W/Avg	Volume	W/Avg	Volume	W/Avg	Volume	W/Avg	Volume	W/Avg	Volume	W/Avg	W/Avg	Total Oil
FY Ended	bbls	Price	bbls	Price	bbls	Price	bbls	Price	bbls	Price	bbls	Put Price	Call Price	Volume
4Q’11	104,800	$98.61	29,642	$97.63	21,160	$97.63	24,840	$97.63						180,442
2012	352,200	$98.96	100,176	$97.63	65,880	$97.63	98,820	$97.63	109,800	$102.06				726,876
2013	407,100	$97.92	91,847	$97.63	47,450	$97.63	98,550	$97.63	109,500	$98.83				754,447
2014	456,491	$97.63			36,500	$97.63	98,550	$97.63			155,125	$90.00	$106.50	746,666
2015	219,000	$97.63			25,550	$97.63	98,550	$97.63			374,125	$90.00	$110.00	717,225
2016							98,820	$97.63						98,820
Schedule III
to
First Amendment to Credit Agreement

Natural Gas Hedges
									BNP
	JPM								Trade ID Nos.: 206423, 206424,
	Trade ID Nos.: 34265240,					TD			206425, 206420, 206421, 206422,
	34265323, 34265384,		JPM			Trade ID Nos.: 279791, 279790, 279793,			206264, 206265, 206266, 206416,
	34265385, 36691441		Trade ID Nos.: 40036066			279792			206418, 206419
	Swap		Collar			Collar			Collar
	Volume	W/Avg	Volume	W/Avg	W/Avg	Volume	W/Avg	W/Avg	Volume	W/Avg	W/Avg	Total NG
FY Ended	Mmbtu	Price	Mmbtu	Put Price	Call Price	Mmbtu	Put Price	Call Price	Mmbtu	Put Price	Call Price	Volume
4Q’11	2,400,900	$5.23										2,400,900
2012	8,125,200	$5.65							960,000	$6.50	$8.60	9,085,200
2013	8,103,000	$5.94							900,000	$6.50	$8.65	9,003,000
2014	6,702,273	$6.20				730,000	$5.00	$6.20	900,000	$6.50	$8.85	8,332,273
2015	986,349	$5.52	3,650,000	$5.00	$7.54	1,825,000	$5.00	$7.35				6,461,349
2016												—

Natural Gas Basis Swaps
					BNP
					Trade ID Nos.: 3171376,
	JPM		Wells		3171380, 3171382,
	Trade ID Nos.: 41282690,		Trade ID Nos.:		3171384, 3171386,
	41338788, 41285399		N2302286, N2304947		3171415, 3171437
	Swap		Swap		Swap
	Volume	W/Avg	Volume	W/Avg	Volume	W/Avg	Total Basis
FY Ended	Mmbtu	Price	Mmbtu	Price	Mmbtu	Price	Volume
4Q’11	423,200	$(0.05)	294,400	$(0.18)	717,600	$(0.10)	1,435,200
2012	1,537,200	$(0.08)	1,024,800	$(0.25)	2,562,000	$(0.14)	5,124,000
2013	1,387,000	$(0.10)	912,500	$(0.30)	2,263,000	$(0.17)	4,562,500
2014	1,241,000	$(0.11)	839,500	$(0.32)	2,044,000	$(0.19)	4,124,500
2015	1,715,500	$(0.19)	146,000	$(0.36)	1,825,000	$(0.20)	3,686,500
2016							—

Interest Rate Hedges
			RBS		BMO
	JPM		Trade ID Nos.		Trade ID Nos.:
	Trade ID Nos.:		D010629692693,		702515/821418,
	6900263718061,		D010629692673,		702522/821439,		BNP
	6900264862913		D0110629692855		676300/788313		Trade ID Nos.: MD6533740
	Swap	W/Avg	Swap	W/Avg	Swap	W/Avg	Swap	W/Avg	Total IR
FY Ended	Notional	Int Rate	Notional	Int Rate	Notional	Int Rate	Notional	Int Rate	Volume
4Q’11	61,006,250	2.47%	41,006,250	2.73%	68,006,250	2.73%	40,500,000	2.74%	210,518,750
2012	59,925,000	2.50%	47,425,000	2.63%	75,425,000	2.67%	40,500,000	2.74%	223,275,000
2013	55,250,000	2.55%	47,750,000	2.55%	80,250,000	2.63%	40,500,000	2.74%	223,750,000
2014	51,050,000	2.59%	47,050,000	2.46%	84,050,000	2.59%	40,500,000	2.74%	222,650,000
2015	48,300,000	2.63%	47,300,000	2.41%	86,800,000	2.56%	40,500,000	2.74%	222,900,000
2016	—	—	—	—	—	—	—	—	—

ANNEX I
LIST OF MAXIMUM CREDIT AMOUNTS

		Applicable
	Applicable	Percentage of	Maximum Credit
Name of Lender	Percentage	Borrowing Base	Amount

Wells Fargo Bank, National Association	7.936507937%	$50,000,000	$59,523,810
JPMorgan Chase Bank, N.A.	7.936507937%	$50,000,000	$59,523,810
Royal Bank of Canada	6.349206349%	$40,000,000	$47,619,048
The Royal Bank of Scotland plc	6.349206349%	$40,000,000	$47,619,048
Toronto Dominion (New York) LLC	6.349206349%	$40,000,000	$47,619,048
Bank of Montreal	6.349206349%	$40,000,000	$47,619,048
Citibank, N.A.	6.349206349%	$40,000,000	$47,619,048
Bank of America, N.A.	4.761904762%	$30,000,000	$35,714,286
Bank of Scotland plc	4.761904762%	$30,000,000	$35,714,286
BNP Paribas	4.761904762%	$30,000,000	$35,714,286
Capital One, N.A.	4.761904762%	$30,000,000	$35,714,286
Comerica Bank	4.761904762%	$30,000,000	$35,714,286
Regions Bank*	4.761904762%	$30,000,000	$35,714,286
Scotiabanc Inc.*	4.761904762%	$30,000,000	$35,714,286
Union Bank, N.A.	4.761904762%	$30,000,000	$35,714,286
ING Capital LLC	3.571428571%	$22,500,000	$26,785,714
BBVA Compass*	3.571428571%	$22,500,000	$26,785,714
Credit Agricole S.A.*	3.571428571%	$22,500,000	$26,785,714
U.S. Bank N.A.*	3.571428571%	$22,500,000	$26,785,714
TOTAL:	100.000000000%	$630,000,000	$750,000,000

*	New Lender as of the First Amendment Effective Date
Annex I
to
First Amendment to Credit Agreement